EXHIBIT 12


                             ANNUAL CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of EDAP TMS S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Annual Report on Form 20-F for the year ended December 31, 2002 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: May 8, 2003                    /S/ PHILIPPE CHAUVEAU
                                      Philippe Chauveau
                                      Chairman and Chief Executive Officer



Dated: May 8, 2003                    /S/ IAN VAWTER
                                      Ian Vawter
                                      Chief Financial Officer

     A Signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to EDAP TMS S.A. and will be retained by EDAP TMS S.A. and furnished to the Securities and Exchange Commission or its staff upon request.